Annual Report
For the period ended October 31, 2001

TH Lee
Putnam
Capital

TH Lee, Putnam Emerging Opportunities Portfolio


About the fund and TH Lee, Putnam Capital

TH Lee, Putnam Emerging Opportunities Portfolio is a closed-end interval fund sponsored by TH Lee, Putnam Capital. This innovative fund pursues aggressive growth by combining investments in publicly-traded stocks and privately-held companies in a closed-end structure. With this special structure, the fund can tap into companies with the best growth potential while maintaining diversification across public and private markets that few funds can match.

TH Lee, Putnam Capital is a joint venture of Putnam Investments and Thomas H. Lee Partners L.P. This venture was founded in 1999 to offer alternative investment products to individual investors who have historically lacked access to the private-equity marketplace. Thomas H. Lee Partners L.P., founded in 1974, is one of the oldest and most successful private equity investment firms in the United States. The firm's investment strategy targets growth companies with competitive advantages in expanding or consolidating industries. Putnam Investments, founded in 1937, is the world's 5th-largest mutual fund company and a leader in investment research and portfolio management through disciplined teamwork.

TH Lee, Putnam Emerging Opportunities Portfolio is managed by Roland W. Gillis, CFA and Michael J. Mufson, CFA. Both are Managing Directors in Putnam's Specialty Growth Equities team and together have 35 years of investment experience. The Specialty Growth team consists of eight portfolio managers and eight analysts and focuses its research on small- and mid-capitalization growth stocks. The team has been evaluating IPO candidates for more than a decade and managing investments in the venture capital market since 2000.

The management structure also includes a Strategic Advisory Board and an Investment Committee. Both of these units consist of senior Putnam and TH Lee investment professionals; the Strategic Advisory Board also includes thought leaders and executives of premier companies from several growth industries. The function of the Strategic Advisory Board is to assist the fund managers in identifying attractive private equity investment opportunities. The Investment Committee also consults with the management team and gives final approval to the structure of all private equity deals.



Report from Fund Management

Roland W. Gillis, Portfolio Manager
Michael J. Mufson, Portfolio Manager

As we began investing the assets of TH Lee, Putnam Emerging Opportunities Portfolio during August, we recognized a number of risks in the market but followed our discipline to take advantage of attractive valuations among many aggressive growth stocks. In preceding months the market had turned its back on growth stocks because of the risks of a slowing economy and low levels of capital investment. In our view, the fundamental ability of many companies to achieve long-term earnings growth remained intact. In addition, the fund's specialized mandate of targeting both public and private equities gave us flexibility and a wide range of companies to consider.



PERFORMANCE FROM FUND INCEPTION ON JULY 30, 2001, THROUGH OCTOBER 31, 2001
--------------------------------------------------------------------------
                                                       Russell 2500
                                 NAV          POP      Growth Index
--------------------------------------------------------------------------
TH Lee, Putnam Emerging
Opportunities Portfolio        -6.03%      -10.28%       -13.97%
--------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return will fluctuate and you may have a gain or a loss when you sell your shares. Returns at public offering price (POP) reflect the highest applicable sales charge of 4.50%. Sales charges differ with the original purchase amount. See a prospectus for details. The Russell 2500 Growth Index is an unmanaged index of those companies in the Russell 2500 chosen for their growth orientation. Indexes are not available for direct investment.

While the tragic terrorist attacks of September 11 have made August seem like ancient history, our basic thinking has not changed. It's true that September 11 deepened the pessimism in the market that existed prior to the attack and added new uncertainties. But, as with historic events of similar magnitude, the most negative effects are likely to be temporary and, historically, have not disrupted the spirit of business enterprise that fuels the aggressive growth market.

Market pessimism reduced valuations for aggressive growth companies

As we began researching companies and making investments in August, stock prices were declining. By the eve of the September 11 attacks, pessimism about the general economy and corporate earnings had pushed major stock indexes down nearly to the levels they had touched last March and April. When markets re-opened after the attacks, stock prices declined even further.

Aggressive growth investments felt the brunt of the selling in September and their performance lagged the overall market by a moderate amount. In the private equity market, where conditions had also been deteriorating for several months, the effects of September 11 were more drastic. Investment activity dwindled so much that September became the first month since 1975 with no initial public offerings. The IPO window had no activity for six weeks after the attacks.

As in previous national emergencies, the selling and pessimism that set in immediately after the event gave way, in a matter of weeks, to greater confidence. The attacks had an undeniable immediate impact on the economy and will have a long-term effect on certain industries, such as travel and tourism. But we believe the future of the economy depends far more on the productivity of businesses and workers as well as on monetary and fiscal policies. All of these factors are favorable, making a broad recovery likely. Indicating renewed optimism, stocks began to advance in the last week of September. Many growth stocks posted substantial gains in October, the final month of the period, led by more aggressive and cyclical companies, like those in the semiconductor industry.

Fund navigates volatility in public equity markets

As a reminder of our investment approach, we target small and midsize companies that have attractive long-term growth potential and are experiencing an acceleration of earnings growth. We favor companies with high-quality earnings and stable growth trends. We also consider valuations and price momentum in order to identify stocks with less price risk.


TOP INDUSTRY SECTORS
-------------------------------------------
Technology                             15.0%
-------------------------------------------
Health care                            13.1
-------------------------------------------
Consumer cyclicals                      8.3
-------------------------------------------
Consumer staples                        5.7
-------------------------------------------
Financial                               2.1
-------------------------------------------
Based on net assets as of 10/31/01. Holdings will vary over time.


In light of the extreme volatility in market conditions at the fund's launch, we opted to invest the fund's public portfolio gradually. Our initial investments in public stocks emphasized health-care, technology, consumer staples, and consumer cyclical companies. Among our top holdings at the outset was Pediatrix Medical Group, which provides services to physicians at neonatal intensive care units. The company achieved better-than-expected results in the last quarter and performed well in August. Another holding, Career Education Corporation, performed well as the economy slowed because one of its specialties is retraining workers for professional service jobs. By the end of August, approximately 20% of assets were invested in public equities.


TOP 10 COMMON STOCK HOLDINGS       INDUSTRY
--------------------------------------------------------
AmerisourceBergen Corp.           Health care services
--------------------------------------------------------
Charles River Laboratories
International, Inc.               Medical technology
--------------------------------------------------------
Invitrogen Corp.                  Biotechnology
--------------------------------------------------------
Varian Medical Systems, Inc.      Medical technology
--------------------------------------------------------
Career Education Corp.            Schools
--------------------------------------------------------
Cephalon, Inc.                    Pharmaceuticals
--------------------------------------------------------
Pediatrix Medical Group, Inc.     Health care services
--------------------------------------------------------
King Pharmaceuticals, Inc.        Pharmaceuticals
--------------------------------------------------------
TCF Financial Corp.               Banking
--------------------------------------------------------
Family Dollar Stores, Inc.        Retail
--------------------------------------------------------

These holdings represent 7.5% of the fund's assets as of 10/31/01. Portfolio holdings will vary over time.


We continued to add a broad range of stocks in September and October, using a systematic strategy to build positions patiently as market volatility resulted in some stocks becoming temporarily mispriced. During September, health-care and consumer staples stocks did the best. By the end of the month, technology stocks also began to rally and this continued in October.

Among our top-performing positions were Q Logic Corporation, which designs semiconductors and other equipment for storage area networks. Its customers include leading companies such as Sun Microsystems, IBM, Dell, and Fujitsu. Another holding, Genesis Microchip Inc., makes integrated circuits that receive and process digital video and graphic images. Silicon Laboratories Inc. designs proprietary mixed-signal integrated circuits for the wireless, wireline, and optical communications industries. In addition to these hardware companies, the fund had a position in Veritas Software. This company specializes in writing software that helps companies manage complex data on storage area networks. While corporate investments in new computer systems have seen little growth this year, many companies still need Veritas' services to make better use of existing networks.


ASSET ALLOCATION

ASSET CLASS                   PERCENT OF FUND
------------------------------------------------
* Public equity                  44.1%
------------------------------------------------
  Private equity                  0.0
------------------------------------------------
* Short-term instruments         55.9
------------------------------------------------

Based on market value of fund's investments as of 10/31/01. Holdings will vary over time.


Because we invested in a disciplined manner in a difficult environment, by the end of October approximately half of the fund's assets had been invested in stocks and we were continuing to identify attractive opportunities. Our patient approach to buying stocks as prices became more attractive helped the fund outperform most aggressive growth investments as they declined in August and September. In October, the fund's equity holdings did well but its cash position caused it to lag the broader market.

In private equity market, conditions favor investors

On the private equity side we cast our nets wide, researching approximately 200 companies in the first couple of months. We have analyzed companies in a number of industries, including technology, biotechnology, medical devices, education, power generation, retail, and broadcasting businesses. The general quality of the companies and their executives has been quite high, noticeably higher than in 1999 and 2000 when financing was easier for companies to obtain.

"October, usually one of the busiest months for IPOs, saw only eight deals, and there were none at all in the six weeks that followed the terrorist attacks on New York and Washington on September 11."

          -- Financial Times, November 13, 2001

The process of investing in private equities requires more legwork than its public-stock equivalent. Unlike public companies, private businesses are not required to disclose financial data. After initially screening companies, we decide whether to seek additional information or a meeting with the executives. In some cases, executives who knew Putnam from our past investments in the public market sought us out as potential partners. Of the 200 companies we initially screened, we set up meetings with the managers of more than 70 companies. We proceeded to enter into more serious discussions with fewer than 10 companies and have discussed actual investment terms with only two.

We have been highly selective with private companies and have not rushed to make investments because prices and terms continue to get more attractive for buyers. This year the number of young companies with rapid growth potential has increased and their quality has improved. This is because many companies on the verge of going public have postponed their IPOs, hoping for the bigger payoff that bull market conditions usually provide. These companies and their leaders have gotten additional seasoning. At the same time, there have been fewer dollars in venture-capital funds competing with us to invest in these companies, so we are in a strong bargaining position. With rigorous research and patience, we believe the fund can make investments with terms that can help performance in the future. In addition to better valuations, patience allows us to ask for advantageous terms, such as antidilution provisions. These provisions help protect the interests of shareholders who invest early in a company's life, as we do, in the event that the company issues additional equity in the future.

Recovery considered likely, though timing questions remain

As we move into the fund's first full fiscal year, we view positively the attractive valuations of aggressive growth companies across both the public and private markets. These businesses are still poised to grow rapidly through products and services that create economic value and add to productivity. Conditions in the private market are especially attractive, as slow IPO activity gives us a wider range of choices and leverage in our negotiations. With regard to the public stocks, they have recently demonstrated a degree of positive momentum. October was the best month for U.S. equities since April. The levels that the market reached around September 11 may well have represented the bottom of this market cycle, but volatility can persist until a broad profit recovery occurs. The economy still has many question marks. Corporate profitability and technology spending have not begun to recover. Consumer confidence remains vulnerable to rising unemployment and the international situation. Given these factors, we anticipate recovery by the second quarter of 2002, although there can, of course, be no guarantees. Stock prices are likely to recover before the economy does. We believe that in this environment the higher-quality companies we target are likely to outperform growth stocks in general. Having weathered historic adversity in its first few months, the fund is now positioned for better conditions.

The views expressed here are exclusively those of TH Lee, Putnam
Capital. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future.

Shares of the Fund are offered only to investors who have a net worth of more than $1,500,000 or who otherwise meet the requirements for a "qualified client."

An Investment in the Fund involves a considerable amount of risk and should be considered speculative. Because it is possible that you may lose some or all of your investment, you should not invest in the Fund unless you can afford a total loss of investment. An investment in the Fund involves a high degree of risk which includes the following specific types of risk: the risks associated with venture capital companies and venture capital funds; investing in securities that are illiquid and subject to substantial transfer restrictions; the risks of investing in smaller companies; the Fund's ability to focus holdings in a small number of industry sectors which may be relatively new or emerging industries; the risk of investing in a fund that will pay an incentive fee; investing in a fund, many of whose assets will be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove inaccurate; and the risk involved in the Fund Manager's limited experience in venture capital investing.



Policy of confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our fund, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our affiliates to service your account or provide you with information about other products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.




A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares.

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.



Report of independent accountants

To the Trustees of the TH Lee, Putnam Investment Trust and Shareholders of TH Lee, Putnam Emerging Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TH Lee, Putnam Emerging Opportunities Portfolio (the "fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at October 31, 2001 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2001




The fund's portfolio

October 31, 2001
-----------------------------------------------------------------------------------------------------------------
Common stocks (50.2%) (a)
Number of shares                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
Advertising and Marketing Services (0.5%)
-----------------------------------------------------------------------------------------------------------------
    14,100   Lamar Advertising Co.                                                                       $442,740

Aerospace and Defense (0.9%)
-----------------------------------------------------------------------------------------------------------------
     4,500   Alliant Techsystems, Inc.                                                                    392,670
     8,400   Diagnostic Retrieval Systems, Inc.                                                           338,940
                                                                                                    -------------
                                                                                                          731,610

Airlines (0.4%)
-----------------------------------------------------------------------------------------------------------------
    20,000   Southwest Airlines Co.                                                                       318,000

Automotive (0.4%)
-----------------------------------------------------------------------------------------------------------------
    13,000   Gentex Corp.                                                                                 309,400

Banking (1.1%)
-----------------------------------------------------------------------------------------------------------------
     3,400   Commerce Bancorp, Inc.                                                                       248,200
     6,300   Greater Bay Bancorp                                                                          143,577
    13,600   TCF Financial Corp.                                                                          571,200
                                                                                                    -------------
                                                                                                          962,977

Biotechnology (2.2%)
-----------------------------------------------------------------------------------------------------------------
     9,300   Genzyme Corp. (NON)                                                                          501,735
     4,100   InterMune, Inc.                                                                              179,047
    11,100   Invitrogen Corp. (NON)                                                                       680,874
    22,100   Scios, Inc.                                                                                  510,510
                                                                                                    -------------
                                                                                                        1,872,166

Broadcasting (2.2%)
-----------------------------------------------------------------------------------------------------------------
    12,700   Entercom Communications Corp.                                                                427,990
    10,800   Hispanic Broadcasting Corp.                                                                  181,008
    29,000   Radio One, Inc. Class D                                                                      334,950
    23,900   Regent Communications, Inc.                                                                  139,337
     9,900   Univision Communications, Inc.                                                               247,500
    23,400   Westwood One, Inc. (NON)                                                                     556,686
                                                                                                    -------------
                                                                                                        1,887,471

Commercial and Consumer Services (1.3%)
-----------------------------------------------------------------------------------------------------------------
    10,500   CDW Computer Centers, Inc.                                                                   483,525
    10,300   Corporate Executive Board Co. (The)                                                          314,871
    20,700   Exult, Inc.                                                                                  289,800
                                                                                                    -------------
                                                                                                        1,088,196

Communications Equipment (0.6%)
-----------------------------------------------------------------------------------------------------------------
    10,400   Extreme Networks, Inc.                                                                       121,576
     9,600   Polycom, Inc.                                                                                287,808
    27,900   Sonus Networks, Inc.                                                                         117,459
                                                                                                    -------------
                                                                                                          526,843

Computers (2.1%)
-----------------------------------------------------------------------------------------------------------------
    14,200   Brocade Communications Systems, Inc.                                                         348,610
    10,800   Emulex Corp. (NON)                                                                           255,744
    13,000   Lantronix, Inc.                                                                               83,590
     8,300   McDATA Corp. Class A (NON)                                                                   122,093
     9,100   Optimal Robotics Corp. (Canada)                                                              268,268
    11,400   QLogic Corp.                                                                                 448,590
     8,100   VeriSign, Inc. (NON)                                                                         313,551
                                                                                                    -------------
                                                                                                        1,840,446

Consumer Services (0.8%)
-----------------------------------------------------------------------------------------------------------------
    13,000   Resources Connection, Inc.                                                                   289,770
    13,200   TMP Worldwide, Inc. (NON)                                                                    394,020
                                                                                                    -------------
                                                                                                          683,790

Electronics (6.9%)
-----------------------------------------------------------------------------------------------------------------
    34,500   Applied Micro Circuits Corp. (NON)                                                           380,535
    11,900   Benchmark Electronics, Inc.                                                                  202,895
    13,400   DDi Corp.                                                                                    121,002
     8,700   Exar Corp.                                                                                   196,098
    37,300   Finisar Corp.                                                                                291,686
    11,300   Flextronics International, Ltd. (Singapore) (NON)                                            224,870
    10,100   Genesis Microchip, Inc. (Canada)                                                             466,721
     3,600   Integrated Device Technology, Inc. (NON)                                                     100,260
    14,900   Jabil Circuit, Inc. (NON)                                                                    315,880
     6,500   Linear Technology Corp.                                                                      252,200
    16,800   Marvell Technology Group, Ltd. (Bermuda) (NON)                                               408,912
     5,800   Maxim Integrated Products, Inc. (NON)                                                        265,350
     6,600   Micrel, Inc.                                                                                 165,990
    11,900   Pemstar, Inc.                                                                                148,750
    10,200   Plexus Corp. (NON)                                                                           255,000
    20,800   PMC - Sierra, Inc.                                                                           337,584
    10,400   RF Micro Devices, Inc. (NON)                                                                 212,576
    14,700   Sanmina Corp.                                                                                222,558
    11,500   Semtech Corp.                                                                                434,125
    19,400   Silicon Laboratories, Inc.                                                                   473,360
    17,800   TTM Technologies, Inc.                                                                       164,650
    10,100   Varian Semiconductor Equipment                                                               303,404
                                                                                                    -------------
                                                                                                        5,944,406

Energy (1.3%)
-----------------------------------------------------------------------------------------------------------------
    11,200   BJ Services Co.                                                                              286,608
     8,400   Nabors Industries, Inc. (NON)                                                                258,216
    14,600   National-Oilwell, Inc. (NON)                                                                 270,392
    14,600   Patterson-UTI Energy, Inc. (NON)                                                             263,092
                                                                                                    -------------
                                                                                                        1,078,308

Food (0.9%)
-----------------------------------------------------------------------------------------------------------------
    31,700   7-Eleven, Inc.                                                                               320,170
    13,400   Krispy Kreme Doughnuts, Inc.                                                                 468,598
                                                                                                    -------------
                                                                                                          788,768

Gaming & Lottery (0.7%)
-----------------------------------------------------------------------------------------------------------------
     8,400   Argosy Gaming Co. (NON)                                                                      243,852
    11,600   Harrah's Entertainment, Inc. (NON)                                                           337,908
                                                                                                    -------------
                                                                                                          581,760

Health Care Services (4.1%)
-----------------------------------------------------------------------------------------------------------------
    16,400   Accredo Health, Inc.                                                                         559,568
     7,500   AdvancePCS                                                                                   455,775
    11,900   AmerisourceBergen Corp.                                                                      756,364
     5,100   Anthem, Inc. (NON)                                                                           213,588
    26,900   Caremark Rx, Inc.                                                                            360,460
    21,300   Pediatrix Medical Group, Inc.                                                                618,552
     8,300   Pharmaceutical Product Development, Inc.                                                     221,361
    12,400   Province Healthcare Co.                                                                      341,620
                                                                                                    -------------
                                                                                                        3,527,288

Insurance (0.8%)
-----------------------------------------------------------------------------------------------------------------
     9,300   Clark/Bardes, Inc.                                                                           204,600
     6,700   Gallagher, Arthur J. & Co.                                                                   244,818
     3,400   Hilb, Rogal & Hamilton Co.                                                                   196,962
                                                                                                    -------------
                                                                                                          646,380

Investment Banking/Brokerage (0.3%)
-----------------------------------------------------------------------------------------------------------------
     9,000   Federated Investors, Inc.                                                                    234,900

Lodging/Tourism (0.3%)
-----------------------------------------------------------------------------------------------------------------
    18,500   Extended Stay America, Inc.                                                                  249,750

Manufacturing (1.1%)
-----------------------------------------------------------------------------------------------------------------
     8,200   Mettler-Toledo International, Inc. (Switzerland)                                             376,462
     4,500   Roper Industries, Inc.                                                                       190,800
    13,600   Shaw Group, Inc.                                                                             374,000
                                                                                                    -------------
                                                                                                          941,262

Medical Technology (3.4%)
-----------------------------------------------------------------------------------------------------------------
    20,900   Charles River Laboratories International, Inc. (NON)                                         702,240
    17,400   Cytyc Corp.                                                                                  456,228
     6,700   DENTSPLY International, Inc.                                                                 301,433
     7,500   ResMed, Inc.                                                                                 418,500
    11,500   Respironics, Inc.                                                                            387,320
     9,900   Varian Medical Systems, Inc.                                                                 664,290
                                                                                                    -------------
                                                                                                        2,930,011

Natural Gas Utilities (0.4%)
-----------------------------------------------------------------------------------------------------------------
     9,400   Dynegy, Inc.                                                                                 337,460

Pharmaceuticals (3.4%)
-----------------------------------------------------------------------------------------------------------------
     7,400   Alkermes, Inc.                                                                               189,810
     4,400   Andrx Group (NON)                                                                            285,692
    10,100   Cephalon, Inc.                                                                               636,805
     7,400   Enzon, Inc. (NON)                                                                            457,690
    28,000   Inspire Pharmaceuticals, Inc.                                                                327,600
    15,200   King Pharmaceuticals, Inc. (NON)                                                             592,648
    10,500   Shire Pharmaceuticals Group PLC ADR (United Kingdom)                                         469,350
                                                                                                    -------------
                                                                                                        2,959,595

Power Producers (1.0%)
-----------------------------------------------------------------------------------------------------------------
    12,500   Calpine Corp. (NON)                                                                          309,375
    19,500   Mirant Corp. (NON)                                                                           507,000
                                                                                                    -------------
                                                                                                          816,375

Retail (5.5%)
-----------------------------------------------------------------------------------------------------------------
    15,000   99 Cents Only Stores (NON)                                                                   533,250
     9,100   AutoZone, Inc. (NON)                                                                         532,623
    11,600   Bed Bath & Beyond, Inc. (NON)                                                                290,696
    13,800   Chico's FAS, Inc.                                                                            358,800
     4,800   Christopher & Banks Corp.                                                                    158,160
     5,900   Columbia Sportswear Co.                                                                      168,681
    10,500   Dollar Tree Stores, Inc. (NON)                                                               235,935
    19,500   Family Dollar Stores, Inc.                                                                   562,770
    11,200   Hot Topic, Inc.                                                                              283,136
    13,400   O'Reilly Automotive, Inc.                                                                    378,684
    17,900   Too, Inc.                                                                                    476,319
    23,500   Wet Seal, Inc. (The)                                                                         478,225
     7,600   Whole Foods Market, Inc. (NON)                                                               264,100
                                                                                                    -------------
                                                                                                        4,721,379

Schools (1.4%)
-----------------------------------------------------------------------------------------------------------------
     8,300   Apollo Group, Inc. Class A                                                                   337,395
    25,400   Career Education Corp.                                                                       662,178
    14,600   SmartForce PLC ADR (Ireland)                                                                 240,316
                                                                                                    -------------
                                                                                                        1,239,889

Semiconductor (1.1%)
-----------------------------------------------------------------------------------------------------------------
     3,200   LAM Research Corp.                                                                            60,672
    21,300   LTX Corp.                                                                                    350,598
    15,700   Mykolis Corp. (NON)                                                                          166,420
    11,900   Novellus Systems, Inc. (NON)                                                                 393,057
                                                                                                    -------------
                                                                                                          970,747

Software (3.5%)
-----------------------------------------------------------------------------------------------------------------
     7,700   Advent Software, Inc.                                                                        296,989
     1,200   Agile Software Corp.                                                                          11,424
    25,600   Informatica Corp.                                                                            237,312
    15,000   Internet Security Systems, Inc.                                                              396,750
     3,000   Manugistics Group, Inc.                                                                       23,100
    17,100   Netegrity, Inc.                                                                              200,754
    13,600   Peregrine Systems, Inc.                                                                      196,384
    17,900   Quest Software, Inc.                                                                         264,920
    32,400   TIBCO Software, Inc.                                                                         273,456
    26,000   Ulticom, Inc.                                                                                249,600
    19,300   VERITAS Software Corp. (NON)                                                                 547,734
    36,600   webMethods, Inc.                                                                             336,354
                                                                                                    -------------
                                                                                                        3,034,777

Technology Services (0.6%)
-----------------------------------------------------------------------------------------------------------------
     5,400   BISYS Group, Inc. (The)                                                                      280,908
    11,200   Jack Henry & Associates, Inc.                                                                276,192
                                                                                                    -------------
                                                                                                          557,100

Telecommunications (1.0%)
-----------------------------------------------------------------------------------------------------------------
    31,100   Time Warner Telecom, Inc. Class A (NON)                                                      340,856
     6,600   Triton PCS Holdings, Inc. Class A (NON)                                                      212,388
    11,400   Western Wireless Corp. Class A (NON)                                                         332,538
                                                                                                    -------------
                                                                                                          885,782
                                                                                                    -------------
             Total Common Stocks (cost $46,719,766)                                                  $ 43,109,576

Short-term Investments (63.7%) (a)

Principal amount                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
$4,000,000   Corporate Receivables Corp. for an effective yield
             of 2.50%, November 5, 2001.                                                              $ 3,998,611
-----------------------------------------------------------------------------------------------------------------
 4,000,000   Delaware Funding Corp. for an effective yield
             of 2.33%, November 26, 2001.                                                               3,993,528
-----------------------------------------------------------------------------------------------------------------
 4,000,000   Falcon Asset Securitization Corp. for an effective yield
             of 2.32%, November 28, 2001.                                                               3,993,040
-----------------------------------------------------------------------------------------------------------------
 4,000,000   Jupiter Securitization Corp. for an effective yield
             of 2.50%, November 2, 2001.                                                                3,999,722
-----------------------------------------------------------------------------------------------------------------
 4,000,000   Old Line Funding Corp. for an effective yield
             of 2.49%, November 9, 2001.                                                                3,997,796
-----------------------------------------------------------------------------------------------------------------
 4,000,000   Preferred Receivables Funding Corp. for an
             effective yield of 2.48%, November 14, 2001.                                               3,996,504
-----------------------------------------------------------------------------------------------------------------
 4,000,000   Quincy Capital Corp. for an effective yield
             of 2.47%, November 20, 2001.                                                               3,994,786
-----------------------------------------------------------------------------------------------------------------
 1,820,000   Receivables Capital Corp. for an effective yield
             of 2.55%, November 9, 2001.                                                                1,818,969
-----------------------------------------------------------------------------------------------------------------
 4,000,000   Receivables Capital Corp. for an effective yield
             of 2.51%, November 1, 2001.                                                                4,000,000
-----------------------------------------------------------------------------------------------------------------
 4,110,000   Sheffield Receivables Corp. for an effective yield
             of 2.51%, November 8, 2001.                                                                4,107,994
-----------------------------------------------------------------------------------------------------------------
 4,000,000   UBS Finance (Delaware) LLC for an effective yield
             of 2.66%, November 1, 2001.                                                                3,999,704
-----------------------------------------------------------------------------------------------------------------
12,828,000   Interest in $12,828,000 repurchase agreement
             dated October 31, 2001 with Deutsche Banc Alex
             Brown, Inc. due November 1, 2001 with respect to
             various U.S. Government obligations -- maturity
             value of $12,828,934 for an effective yield of 2.62%.                                     12,828,000
                                                                                                    -------------
             Total Short-Term Investments (cost $54,728,654)                                          $54,728,654
-----------------------------------------------------------------------------------------------------------------
             Total Investments (cost $101,448,420) (a)(a)                                             $97,838,230
-----------------------------------------------------------------------------------------------------------------
(a)    Percentages indicated are based on net assets of $85,907,936.

(a)(a) The aggregate identified cost on a tax basis is $101,492,703, resulting in gross unrealized appreciation and depreciation of $1,375,545 and $5,030,018, respectively, or net unrealized depreciation of $3,654,473.

(NON)  Non-income-producing security.

       ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of the financial statements.



Statement of assets and liabilities

October 31, 2001
-----------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------
Investments in securities, at value (identified cost
$101,448,420) (Note 1)                                            $97,838,230
-----------------------------------------------------------------------------
Cash                                                                   10,618
-----------------------------------------------------------------------------
Dividends and interest receivable                                       4,566
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,322,579
-----------------------------------------------------------------------------
Receivable for securities sold                                        327,390
-----------------------------------------------------------------------------
Unamortized offering costs (Note 1)                                   245,422
-----------------------------------------------------------------------------
Total assets                                                       99,748,805
-----------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------
Payable for securities purchased                                   13,068,189
-----------------------------------------------------------------------------
Payable for shareholder servicing fees (Note 2)                        47,192
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          214,466
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             22,072
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                          18,750
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                           20,900
-----------------------------------------------------------------------------
Payable for offering costs (Note 1)                                   330,550
-----------------------------------------------------------------------------
Other accrued expenses                                                118,750
-----------------------------------------------------------------------------
Total liabilities                                                  13,840,869
-----------------------------------------------------------------------------
Net assets                                                        $85,907,936
-----------------------------------------------------------------------------

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1 and 5)                                   $90,883,222
-----------------------------------------------------------------------------
Undistributed net investment income (Notes 1 and 5)                    78,975
-----------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (1,444,071)
-----------------------------------------------------------------------------
Net unrealized depreciation of investments                         (3,610,190)
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                $85,907,936
-----------------------------------------------------------------------------

Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value and redemption price per common share
($85,907,936 divided by 3,827,683 shares)                              $22.44
-----------------------------------------------------------------------------
Offering price per class common share (100/95.50 of $22.44)*           $23.50
-----------------------------------------------------------------------------

* On single retail sales of less than $500,000. On sales of $500,000 or more, the offering price is reduced.

The accompanying notes are an integral part of the financial statements.




Statement of operations

For the period July 30, 2001 (commencement of operations)
to October 31, 2001
-----------------------------------------------------------------------------

Investment income:
-----------------------------------------------------------------------------
Dividend                                                              $ 5,855
-----------------------------------------------------------------------------
Interest                                                              468,059
-----------------------------------------------------------------------------
Total investment income                                               473,914
-----------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      251,353
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         23,694
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                      18,750
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       20,900
-----------------------------------------------------------------------------
Shareholder servicing fees (Note 2)                                    47,192
-----------------------------------------------------------------------------
Offering costs (Note 1)                                                85,128
-----------------------------------------------------------------------------
Auditing                                                               47,000
-----------------------------------------------------------------------------
Other                                                                  15,501
-----------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                        (36,887)
-----------------------------------------------------------------------------
Total expenses                                                        472,631
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                             (1,622)
-----------------------------------------------------------------------------
Net expenses                                                          471,009
-----------------------------------------------------------------------------
Net investment income                                                   2,905
-----------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (1,444,071)
-----------------------------------------------------------------------------
Net unrealized depreciation of investments during the
period                                                             (3,610,190)
-----------------------------------------------------------------------------
Net loss on investments                                            (5,054,261)
-----------------------------------------------------------------------------
Net decrease in net assets resulting from operations              $(5,051,356)
-----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.



Statement of changes in net assets

For the period July 30, 2001 (commencement of operations)
to October 31, 2001
-----------------------------------------------------------------------------

Increase in net assets

Operations:
-----------------------------------------------------------------------------
Net investment income                                                 $ 2,905
-----------------------------------------------------------------------------
Net realized loss on investments                                   (1,444,071)
-----------------------------------------------------------------------------
Net unrealized depreciation of investments                         (3,610,190)
-----------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (5,051,356)
-----------------------------------------------------------------------------
Increase from capital share transactions                           90,859,292
-----------------------------------------------------------------------------
Total increase in net assets                                       85,807,936
-----------------------------------------------------------------------------

Net assets
-----------------------------------------------------------------------------
Beginning of period (Note 5)                                          100,000
-----------------------------------------------------------------------------
End of period (including undistributed net investment
income of $78,975)                                                $85,907,936
-----------------------------------------------------------------------------

Number of fund shares
-----------------------------------------------------------------------------
Shares outstanding at beginning of period (Note 5)                      4,188
-----------------------------------------------------------------------------
Shares issued                                                       3,823,495
-----------------------------------------------------------------------------
Shares outstanding at end of period                                 3,827,683
-----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.



Financial highlights
(For a common share outstanding throughout the period)

                                              For the period
Per-share                                      July 30, 2001+
operating performance                          to October 31
------------------------------------------------------------
                                                        2001
------------------------------------------------------------
Net asset value,
beginning of period                                   $23.88
------------------------------------------------------------
Investment operations
------------------------------------------------------------
Net investment income (a)(d)                              --(e)
------------------------------------------------------------
Net realized and unrealized
loss on investments                                    (1.44)
------------------------------------------------------------
Total from
investment operations                                  (1.44)
------------------------------------------------------------
Net asset value,
end of period                                         $22.44
------------------------------------------------------------
Total return at
net asset value (%)(b)                                 (6.03)*
------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------
Net assets, end of period
(in thousands)                                       $85,908
------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                             .58*
------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                              --*
------------------------------------------------------------
Portfolio turnover rate (%)                            11.20*
------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements. (Note 2)

(d) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended October 31, 2001 reflect a reduction of 0.04% of average net assets.

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.




Notes to the financial statements
October 31, 2001

Note 1 Significant accounting policies
-----------------------------------------------------------------------

TH Lee, Putnam Emerging Opportunities Portfolio (the "fund"), which commenced operations on July 30, 2001, is a series of TH Lee, Putnam Investment Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing at least 80% of its total assets in publicly traded growth stocks and privately issued venture capital investments. The fund may invest up to 50% of its portfolio in private equity investments as well as up to 5% of its assets in private equity funds.

The fund offers its shares at net asset value plus a maximum front-end sales charge of 4.50%. The fund provides a limited degree of liquidity to its shareholders by conducting quarterly repurchase offers. In each repurchase offer, the fund intends to repurchase 5% of its outstanding shares at their net asset value. The fund may also, at any time, conduct additional sales of its shares to Qualified Investors, as defined in the Investment Advisors Act of 1940.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation

Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered readily available for private equity securities; such investments are initially valued at cost and then stated at fair value following procedures approved by the Trustees. As part of those procedures, TH Lee, Putnam Capital Management, LLC (the "Manager"), a subsidiary of Putnam Investments, LLC ("Putnam") and TH Lee, Putnam Capital, LLC (a joint venture of Putnam and Thomas H. Lee Partners, L.P.) will monitor each fair valued security on a daily basis and may adjust its value based on such factors as the financial and/or operating results, the general developments in the issuer's business including products and services offered, management changes, changes in contracts with customers, issues relating to financing, the likelihood of a public offering, the liquidity of the security, any legal or contractual restrictions, the value of an unrestricted related public security and other analytical data. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Repurchase agreements

The fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. The Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

C) Security transactions and related investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Federal taxes

It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $1,399,788 available to offset future net capital gains, if any, which will expire on October 31, 2009.

E) Distributions to shareholders

Distributions to shareholders from net investment income and capital gains are recorded by the fund on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include a temporary difference of losses on wash sale transactions, organization costs, non-deductible offering cost and servicing fees for the first 90 days. For the period ended October 31, 2001, the fund reclassified $132,320 to decrease accumulated net investment loss and $132,320 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Organizational expenses and unamortized offering costs

The fund is responsible for all fees, expenses and disbursements in connection with its organization and initial issue of its shares. The organizational fees are expensed as incurred. Because the fund is closed-end with a continuous offering period, the offering costs are being amortized on a straight line basis over a twelve-month period. The fund will reimburse Putnam for the payment of these expenses.

Note 2 Management fee, administrative services and other transactions
-----------------------------------------------------------------------

The fund has entered into a Management Contract with the Manager. As compensation for the services rendered and expenses borne by the Manager, the fund pays the Manager a fee at an annual rate of 1.20% of the average daily net assets of the fund, computed daily and payable monthly.

In addition, the fund will accrue daily a liability for incentive fees payable equal to 20% of the realized and unrealized gains less realized and unrealized losses on the fund's private equity holdings. The fund will not accrue an incentive fee unless all realized and unrealized losses from prior periods have been offset by realized (and, where applicable unrealized) gains. The fund will pay annually, on December 31, to the Manager a fee equal to 20% of the aggregate incentive fee base, calculated from the commencement of the fund's operations, less the cumulative amount of the incentive fee paid to the Manager in previous periods. The incentive fee base for a private equity security equals realized gains less realized and unrealized losses until the issuer of the security has completed an initial public offering and any applicable lock-up period has expired and, thereafter, equals realized and unrealized gains less realized and unrealized losses. In the case of private equity funds, the incentive fee base equals the sum of all amounts that are actually distributed to the fund less realized and unrealized losses. The fund does not pay any incentive fee on a private equity holding until the fund sells the holding or the holding becomes freely sellable. For the period ended October 31, 2001, there were no incentive fees paid.

The Manager has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through October 31, 2002, to the extent that expenses of the fund (exclusive of the incentive fee, interest expense on any borrowings, offering costs and any extraordinary expenses) exceed an annual rate of 1.85% of its average daily net assets.

The fund has entered into an Administrative Services Contract with Putnam Fiduciary Trust Company ("PFTC"), an affiliate of the Manager, to provide administrative services, including fund accounting and the pricing of the fund shares. As compensation for the services, the fund pays PFTC a fee at an annual rate of 0.10% of the average daily net assets of the fund, computed daily and payable monthly.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the period ended October 31, 2001, the fund's expenses were reduced by $1,622 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee of $25,000. Trustees receive additional fees for attendance at certain committee meetings.

The fund intends to pay compensation to selected brokers and dealers that are not affiliated with the fund, the Manager or Putnam that hold shares for their customers in accordance with the shareholder servicing agreements between the fund and the brokers and dealers. The shareholder servicing fee is accrued daily and payable quarterly at an annual rate of 0.25% of the average daily net assets attributable to outstanding shares beneficially owned by customers of the brokers and dealers.

For the period ended October 31, 2001, Putnam Retail Management, LP, acting as underwriter, received net commissions of $397,842 from the sale of the fund's common shares.

Note 3 Purchases and sales of securities
-----------------------------------------------------------------------

During the period ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $51,048,397 and $2,884,560, respectively. There were no purchases and sales of U.S. government obligations.

Note 4 Share repurchase
-----------------------------------------------------------------------

To provide liquidity to the shareholders, the fund has a policy of making offers to repurchase a portion of its shares on a quarterly basis, in January, April, July and October of each year. Repurchase offers will be made for 5% of the fund's then outstanding shares at net asset value. The fund will commence its first repurchase offer in January 2002 and complete it in February 2002. Repurchase offers are scheduled to commence each quarter thereafter and be completed the following month.

Note 5 Initial capitalization and offering of shares
-----------------------------------------------------------------------

The trust was established as a Massachusetts business trust on May 4, 2001. During the period May 4, 2001 to July 30, 2001 (commencement of operations), the fund had no operations other than those related to organizational matters, including the initial capital contribution of $156,250, the payment of $56,250 of organizational expenses and the issuance of 4,188 shares to the Manager on July 18, 2001.

At October 31, 2001, the Manager owned 209,380 shares of the fund (5.5% of shares outstanding) valued at $4,698,487.



Federal tax information (unaudited)

The fund has designated 4.43% of the distributions from net investment income, declared on December 19, 2001, as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.



Fund information

INVESTMENT MANAGER

TH Lee, Putnam Capital Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Sullivan & Cromwell

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

Steven Spiegel
Chairman

Joseph L. Bower

John A. Hill

Stephen B. Kay

Thomas H. Lee

OFFICERS

Steven Spiegel
President

Linwood E. Bradford
Vice President

Michael T. Healy
Vice President

Amrit Kanwal
Vice President and Treasurer

Charles A. Ruys de Perez
Vice President

William H. Woolverton
Vice President and Clerk

Not FDIC Insured
May Lose Value
No Bank Guarantee



TH Lee Putnam Capital

7 Shattuck Road
Andover, Massachusetts 01810

00000 12/01